UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 19, 2024

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
CrownRock Acquisition
As previously disclosed, on December 10, 2023, Occidental Petroleum Corporation, a Delaware corporation (“Occidental”), entered into a Partnership Interest Purchase Agreement (the “Purchase Agreement”) with CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Occidental (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of Occidental (“GP Purchaser” and, together with the LP Purchaser, the “Purchasers”). Subject to the terms and conditions of the Purchase Agreement, the Purchasers will purchase 100% of the issued and outstanding partner interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers (such transaction, the “Acquisition” and, together with the other transactions contemplated by the Purchase Agreement, the “Transactions”).
The Acquisition is conditioned on, among other things, the expiration or termination of the waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), which has occurred. With the expiration of the waiting period, the conditions to closing have been satisfied, other than those that are to be satisfied at closing. The Acquisition is expected to close in August 2024, after completion of the financing marketing period contemplated by the Purchase Agreement.
Ecopetrol Transaction
In 2019, Occidental Midland Basin, LLC, a Delaware limited liability company and Occidental’s wholly owned indirect subsidiary (“Occidental Midland Basin”), and Ecopetrol Permian LLC, a Delaware limited liability company (“Ecopetrol”), formed Rodeo Midland Basin, LLC, a Delaware limited liability company (the “Rodeo Midland Basin Joint Venture”), as a joint venture to develop and operate oil and gas properties in the Midland Basin. Under that joint venture, each of Occidental Midland Basin and Ecopetrol were given the right, subject to certain conditions, to participate in oil and gas interests acquired by the other and its affiliates in an area of mutual interest. On March 4, 2024, Occidental Midland Basin and Ecopetrol entered into a letter agreement regarding Ecopetrol’s evaluation of CrownRock’s assets. On May 31, 2024, Ecopetrol notified Occidental of its intent to acquire an undivided thirty percent (30%) interest in the CrownRock assets, subject to the negotiation of a mutually agreeable transaction structure.
Occidental and Ecopetrol are engaged in discussions regarding a structure for Ecopetrol’s potential acquisition of an undivided thirty percent (30%) interest in the CrownRock assets (the “Ecopetrol Transaction”). If consummated, Occidental expects the Ecopetrol Transaction purchase price to be approximately $3.6 billion (which equates to approximately thirty percent (30%) of the aggregate consideration to be paid by Occidental in connection with the Acquisition), subject to customary purchase price adjustments based on a January 1, 2024 effective date.
If a definitive agreement is entered into, Occidental expects it will be subject to the satisfaction or waiver of customary closing conditions, including, among other things, the expiration of the waiting period under the HSR Act, the receipt of approval from the Committee on Foreign Investment in the United States and the closing of the Acquisition. However, there can be no certainty that Occidental and Ecopetrol will enter into a definitive agreement with respect to the Ecopetrol Transaction, about the timing, terms or conditions of any such definitive agreement or, if any such agreement is entered into, that the Ecopetrol Transaction would be completed.
If Occidental and Ecopetrol are unable to reach agreement regarding the structure of the Ecopetrol Transaction and the joint ownership, development and operation of the CrownRock assets related to such Ecopetrol Transaction in August 2024, then Ecopetrol will have an option to elect for the Rodeo Midland Basin Joint Venture to acquire the CrownRock assets, resulting in an indirect ownership by Ecopetrol of an undivided forty-nine percent (49%) interest in the CrownRock assets. This option expires in August 2024, and there is no assurance that Ecopetrol can or would exercise such an option.
Occidental expects to use any proceeds from the Ecopetrol Transaction to pay down a portion of its term loans.
Financial Statements
The following audited consolidated financial statements of CrownRock as of and for the year ended December 31, 2023 and the related notes thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:
•Independent Auditor’s Report;
•Consolidated Balance Sheet at December 31, 2023;
•Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2023;
•Consolidated Statement of Partners’ Capital for the year ended December 31, 2023;
•Consolidated Statement of Cash Flows for the year ended December 31, 2023; and
•Notes to Consolidated Financial Statements.
Attached hereto as Exhibit 23.1 is the consent of BDO USA, P.C., the independent auditors to CrownRock, related to the above-referenced audited consolidated financial statements of CrownRock filed as Exhibit 99.1 to this Current Report on Form 8-K.
The report prepared by Cawley, Gillespie & Associates, Inc. relating to CrownRock’s estimated quantities of its proved natural gas, natural gas liquids and crude oil reserves as of December 31, 2023 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Attached hereto as Exhibit 23.2 is the consent of Cawley, Gillespie & Associates, Inc., the independent petroleum engineers to CrownRock, related to the above-referenced report filed as Exhibit 99.2 to this Current Report on Form 8-K.
The following unaudited condensed consolidated financial statements of CrownRock as of and for the three months ended March 31, 2024 and the related notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:
•Unaudited Condensed Consolidated Statement of Income for the Three Months Ended March 31, 2024;
•Unaudited Condensed Consolidated Balance Sheet at March 31, 2024;

•Unaudited Condensed Consolidated Statement of Partners' Capital for the Three Months Ended March 31, 2024;
•Unaudited Condensed Consolidated Statement of Cash Flows for the Three Months Ended March 31, 2024; and
•Notes to the Unaudited Condensed Consolidated Financial Statements
The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of Occidental and its subsidiaries and CrownRock and its majority-owned subsidiaries to give effect to the Transactions and adjusting for the Ecopetrol Transaction (which is subject to entry into definitive agreements and consummation of the transactions contemplated thereby), are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference:
•Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2024;
•Unaudited Pro Forma Condensed Statement of Combined Operations for the year ended December 31, 2023 and the three months ended March 31, 2024; and
•Notes to Pro Forma Condensed Combined Financial Statements.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “will,” “should,” “could,” “may,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “target,” “commit,” “advance,” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.
Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings;

unexpected changes in costs; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures, including the Acquisition and the Ecopetrol Transaction; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas liquids and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; government actions, war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; health, safety and environmental (“HSE”) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics, and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation, and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental’s control.
Additional information concerning these and other factors that may cause Occidental’s results of operations and financial position to differ from expectations can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s 2023 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

23.1	Consent of BDO USA, P.C., the independent auditors to CrownRock, L.P.
23.2	Consent of Cawley, Gillespie & Associates, Inc., the independent petroleum engineers to CrownRock.
99.1	CrownRock, L.P. Audited Consolidated Financial Statements as of December 31, 2023 and for the year ended December 31, 2023, and accompanying notes thereto.
99.2	Report of Cawley, Gillespie & Associates, Inc., dated January 24, 2024, with respect to estimates of reserves and future net revenues of CrownRock, L.P. as of December 31, 2023.
99.3	CrownRock, L.P. Unaudited Condensed Consolidated Financial Statements as of March 31, 2024 and for the three months ended March 31, 2024, and accompanying notes thereto.
99.4	Unaudited Pro Forma Condensed Combined Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 19, 2024	OCCIDENTAL PETROLEUM CORPORATION
	By:	/s/ Christopher O. Champion
	Name:	Christopher O. Champion
	Title:	Vice President, Chief Accounting Officer and Controller